COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
17. COMMITMENTS AND CONTINGENCIES

The Company insures the legal liability risks for its shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

As of June 30, 2016, the Company's newbuilding program comprised eight VLCCs, eight Suezmax tankers and eight LR2 tanker newbuildings. As of June 30, 2016, total installments of $302.7 million had been paid and the remaining installments, excluding the four VLCC newbuildings at STX, amounted to $964.1 million with $344.6 million payable in 2016 and $619.5 million payable in 2017.

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities. The Company believes that the resolution of such claims will not have a material adverse effect, individually or in aggregate, on the Company's operations or financial condition.